                                                                   EXHIBIT 10.35


                  AGREEMENT FOR PURCHASE AND SALE OF EQUIPMENT

                                     BETWEEN

                   PIRELLI CABLES AND SYSTEMS LLC ("PIRELLI")
                              700 Industrial Drive
                               Lexington, SC 29072

                                     - and -

                 DIGITAL TELEPORT, INC. ("DIGITAL TELEPORT")
                              11111 Dorsett Rd.
                             St. Louis, MO 63043


         THIS AGREEMENT ("Agreement"), dated as of the 26th of June, 1998, is by and among Pirelli and DIGITAL TELEPORT. (DIGITAL TELEPORT is sometimes hereinafter referred to as "Purchaser".)

         WHEREAS, Purchaser desires to purchase from Pirelli and Pirelli desires to sell to Purchaser certain Equipment (as hereinafter defined), subject to the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants and promises hereinafter set forth, the parties hereby agree as follows:


1. Term. The term of this Agreement (the "Term") shall be for a period of two (2) years, commencing on the date hereof and expiring on the second anniversary date hereof, unless earlier terminated pursuant to the terms hereof. Assuming that there are no existing defaults on the part of Purchaser at the time of renewal, Purchaser may renew the Term of this Agreement year to year ("Renewal Term") by giving written notification of renewal to Pirelli. Purchases during such Renewal Term shall be made at a price agreed to by Pirelli prior to the commencement of the Renewal Term and pursuant to the other provisions of Section 3.1 of this Agreement. Such notice of renewal shall be given not more than one hundred and twenty (120) calendar days nor less than sixty (60) calendar days prior to the end of the initial Term and subsequent renewal Terms hereof.

2.       Purchase of Equipment.

         2.1. Agreement to Purchase and Sell. Throughout the Term and any Renewal Term of Agreement, Pirelli agrees to sell to Purchaser and Purchaser agrees to purchase from Pirelli outside plant cable set forth in Schedule A



         PROPRIETARY - FOR THE USE OF DIGITAL TELEPORT AND PIRELLI ONLY



Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


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                   manufactured by Pirelli containing fiber manufactured by
                   Corning of the types set forth on Schedule B attached hereto and incorporated herein by reference (the "Equipment"), subject to the terms and conditions set forth herein. All Equipment furnished by Pirelli shall be in conformance with the technical specifications set forth in Schedule B, attached hereto and incorporated herein by reference. Purchaser may at its option purchase from time to time and Pirelli agrees to sell to Purchaser fiber optic cable accessories of the types and at the prices set forth on Schedule E attached hereto and incorporated by reference.

         2.2. Exclusive Supplier. Except as set forth in Section 3.1 below, Purchaser agrees that, so long as Pirelli is not in default under the terms and conditions of this Agreement, Purchaser shall purchase all of its Equipment requirements from Pirelli during the Initial Term and any Renewal Term of this Agreement. Failure to comply with this provision shall be a material breach of this Agreement.

3.       Prices

         3.1. Prices. The initial prices to be paid by Purchaser for Equipment ordered under this Agreement are set forth in Schedule A hereto. The unit prices listed in Schedule A are shown in U.S. dollars, FOB Destination (in the continental United States), and do not include applicable sales and use taxes. The prices stated in Schedule A shall not be increased during the first twelve (12) months of the Term of this Agreement. Notwithstanding any other provision herein, in the event that during the Initial Term or any Renewal Term the prevailing market prices of Equipment shall decrease to a price 10% less than the prices stated in Schedule A, under like terms and conditions as this Agreement, and Purchaser gives notice to Pirelli of such decrease, the terms of
                   Section 2.2 above shall continue to apply after such notice only if Pirelli agrees to amend Schedule A to decrease the prices set forth therein to prices equal to such prevailing market prices, under like terms and conditions so long as such prices prevail in the market place.

4.       Orders and Payment.

         4.1. Orders. Purchaser will, from time to time during the Term and any Renewal Term, order Equipment from Pirelli pursuant to this Agreement by executing and delivering a Purchaser's Purchase Order ("Purchase Order"). Purchase Orders may be sent by facsimile or EDI as may be agreed to by the parties. In the event of a conflict or inconsistency between the terms and conditions of a Purchase Order and this Agreement, the terms and provisions of this Agreement shall control to the extent of the conflict or inconsistency.


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         4.2.      Invoicing. Pirelli shall invoice all shipments within ten
                   (10) days after shipment. Purchaser shall promptly notify Pirelli in writing or electronically of any disputed amounts shown on an invoice. Pirelli and Purchaser shall work diligently to resolve any disputes. Shipping and billing tolerance hereunder shall be-0% + 2 %.

         4.3. Payment. Payment to Pirelli on all invoices shall be due within thirty (30) days from date of invoice. A one percent (1%) discount shall be granted by Pirelli for payment within ten (10) days of the invoice date. Any payments not received by Pirelli within such thirty-day (30) period shall accrue interest from the date of invoice to the date of receipt of payment at the rate of one percent (1%) per month, computed for the actual number of days outstanding, based upon a thirty-day (30) month.

5.       Delivery.

         5.1. Delivery Schedule. Upon receipt of a Purchase Order, Pirelli will provide to Purchaser an acknowledgment of such receipt within 3 business days which will contain a delivery date for such order which will be within four (4) weeks of the date of receipt of such Purchase Order. Pirelli will ship Equipment ex-factory within two to four (2 to 4) weeks of its receipt and acknowledgment of a Purchase Order, provided that Purchaser's aggregate orders for the month in which delivery is required by Pirelli does not exceed Purchaser's forecast for that month under Section 8 hereof by more than 50%. If an order causes the aggregate amount for that month to exceed the forecast for that month, Pirelli shall use its best efforts to deliver the Equipment ordered as promptly as possible, and shall inform Purchaser of an expected delivery date. Purchaser may from time to time request that Pirelli make delivery within a shorter period, and Pirelli will exercise its best efforts to meet any such request. Pirelli will review and confirm on a monthly basis each delivery schedule established to meet Purchaser's requirements.

         5.2. Shipping and Delivery Arrangements. The unit prices listed in Schedule A are shown in U.S. dollars, FOB Destination, indicated by Purchaser within the continental United States and shipped via standard ground transportation. Pirelli shall be responsible for all shipping arrangements. Any expedited shipping charges shall be the responsibility of the Purchaser. Purchaser shall be responsible for all off-loading activities at delivery sites and any expenses incurred due to delay in such off-loading. Pirelli shall notify Purchaser as soon as practicable if for any reason Pirelli believes it will be unable to meet a scheduled delivery date.

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6.       Reels. Pirelli shall deliver all Equipment on non-returnable wooden lagged reels. Purchaser and Pirelli agree to negotiate in good faith to migrate during the initial Term to the use of returnable steel reels for the delivery of Equipment in accordance with Pirelli's Returnable Steel Reel Policy, set forth on Schedule C, attached and incorporated herein.

7. Training. Pirelli shall provide training, training materials, and support to Purchaser to enable Purchaser to train Purchaser's training instructors or other designated persons. Purchaser shall be entitled to 10 days of training per quarter; additional training may be purchased pursuant to the then current price list. Purchaser shall have the right to reproduce training material for the sole purpose of training Purchaser's employees. Such rights shall include photographic, video, and audio recordings of any training or training material provided that all copies in any media shall clearly indicate such as copy-righted material of Pirelli. These restrictions apply equally to any outside consultants or training service to be used by Purchaser.

8. Supply of Equipment. Purchaser agrees to provide Pirelli with an estimate of its annual requirements for Equipment over the Term and any Renewal Term of this Agreement, and shall also provide to Pirelli each month during the Term and any Renewal Term a forecast of its Equipment requirements for the twelve (12) weeks following the date of such forecast. This information will be used by Pirelli to plan and allocate its inventory and production capacity to ensure that Equipment is manufactured and delivered when required. This information shall not be considered an order and shall not obligate the Purchaser to buy any particular amount of Equipment. Purchaser shall provide to Pirelli its first such forecast of its Equipment requirements no later than thirty
         (30) days after the date of this Agreement.

9. Force Majeure. Any delay or failure of either party to perform its obligations under this Agreement shall be excused if, and to the extent that, the delay or failure is caused by an event or circumstance beyond the reasonable control of such party and without its fault or negligence such as, by way of example and not by way of limitation, acts of God, action by any governmental authority, fires, floods, windstorms, explosions, riots, natural disasters, wars, sabotage, labor problems (including lock-outs, strikes and slow-downs), inability to obtain power, material, labor, transportation or court injunction or order ("Force Majeure). Written notice of delay (including the anticipated duration of the delay) shall be given by the affected party to the other party within ten (10) calendar days of the occurrence of the said event or circumstance. Notwithstanding any other provision herein, if an event constituting a Force Majeure shall remain unresolved for a period of more than sixty (60) days, then the party not claiming excuse from delay or failure to perform its obligations due to such Force Majeure may terminate this Agreement upon written notice to the other party, provided, however, that in the event that a Force Majeure continues for a period of more than thirty (30) days

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

         then Purchaser may purchase Equipment from a third party notwithstanding Section 2.2 herein.

10.      Representations and Warranties.

         10.1. Product Warranty. Pirelli warrants that all goods sold hereunder shall meet the product specifications and will be free from defects in material and workmanship for the period ending on the first to occur of (i) thirty-six (36) months after the date of installation of such goods, or (ii) forty-two (42) months after the date on which such goods have been declared by Pirelli to be ready for shipment to Purchaser. Provided written notice of failure to meet the specifications or of any such defect in materials or workmanship is given to Pirelli by Purchaser within the above stated warranty period and Pirelli determines such failure or defect exists, Pirelli's sole responsibility under the above warranty will be limited to the replenishment of such goods as do not substantially conform to specifications therefore, or which are defective as to materials or workmanship. All replenishments by Pirelli pursuant to the foregoing sentences shall be made free of charge, F.O.B. Destination called for in the original contract

         10.2. No Infringement. Pirelli represents and warrants that neither the Equipment nor its use by Purchaser in the manner intended infringes on the intellectual property rights of any third party. Pirelli will defend or settle at its own expense any action brought against Purchaser to the extent that it is based on a claim that any Equipment supplied by Pirelli infringes on the intellectual property rights of any third party, and will pay any costs and damages finally awarded.

         10.3. LIMITATION OF LIABILITY. THE WARRANTIES SET FORTH ABOVE ARE IN LIEU OF, AND PIRELLI DISCLAIMS ANY AND ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY OR AT COMMON LAW, EXPRESS OR IMPLIED, INCLUDING SPECIFICALLY BUT WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, PIRELLI SHALL BE LIABLE UNDER THE ABOVE STATED WARRANTIES ONLY FOR REPLENISHMENT OF PRODUCT, AND THE REASONABLE LABOR COSTS FOR REMOVING AND/OR FOR REINSTALLATION OF THE SAME, AND SHALL NOT IN ANY EVENT BE LIABLE FOR ANY OTHER REMOVAL OR REINSTALLATION COSTS OF PRODUCT. UNDER NO CIRCUMSTANCES WHATSOEVER SHALL PIRELLI BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES INCURRED BY


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Confidential Materials omitted and filed separately with the Securities and
Exchange Commission. Asterisks denote omissions.




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                   PURCHASER, ITS CUSTOMERS, OR ANYONE CLAIMING THROUGH
                   PURCHASER (INCLUDING BUT NOT LIMITED TO LOSS OF PROFIT, USE, PRODUCTION, RAW MATERIALS OR END PRODUCTS) OR FOR ANY OTHER CLAIM FOR DAMAGES ARISING OUT OF THE PURCHASE, DELIVERY, INSTALLATION, REMOVAL OR USE OF EQUIPMENT, WHETHER CLAIMED IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE.

11. Technological Change. During the Term and any Renewal Term of this Agreement, Pirelli agrees to keep Purchaser apprised of new technical developments, or improvements available with respect to the Equipment, and to make these new developments or improvements available to Purchaser in a timely manner. Any required change in prices will be mutually agreed upon before technical changes or improvements are implemented in the Equipment being supplied to Purchaser.

12.      Confidential Information/Non-Disclosure Agreement.

         The parties acknowledge their mutual obligations of confidentiality pursuant to the Confidentiality Agreement between the parties dated June 24, 1998, and hereby incorporate herein the terms of such Confidentiality Agreement, a copy of which is attached hereto as Schedule D.

13.      Termination.

         13.1. Right to Terminate. Subject to the provisions of Section 9 hereof, either party shall have the right to terminate this Agreement at any time by notice in writing to the other in the event of any of the following:

                   13.1.1. a material breach by a non-terminating party of any of its representations, warranties, covenants or agreements contained herein, and

                             13.1.1.1.      the breaching party fails, where
                                    remedy is possible within fifteen (15) days, to remedy the breach (i) in the case of a late delivery, within fifteen (15) days of the required time for delivery, or (ii) in the case of any other breach, within fifteen
                                    (15) days of being requested to do so in writing by the non-breaching party; or

                             13.1.1.2.      the breaching party fails, where
                                    remedy is not reasonably possible within fifteen (15) days, to propose a plan no later than the end of such fifteen (15) day period, which plan is reasonably capable of providing a cure of the



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
                                    breach within fifteen (15) days of the
                                    proposal's being made, or fails diligently and continuously to execute the plan to remedy the breach; or

                             13.1.1.3.      the breach is not capable of being
                                    remedied either at all or within thirty (30) days of the non-breaching party's demand for remedy; OR

                             13.1.1.4.      the making by a party of a general
                                    assignment for the benefit of its creditors, the filing of a voluntary petition in bankruptcy or the filing of a petition in bankruptcy or other insolvency protection against that party which is not dismissed within ninety (90) days thereafter, or the filing by a party of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution, or similar relief, or the issuance of an order, all appeals of which order have been exhausted or the time for appeal of which order has passed without the filing of such appeal, or the passing by the governing body of a party of a resolution for the winding-up of that party's business.

                   13.1.2. In addition to the right to terminate this Agreement pursuant to Sections 13.1.1.1 or 13.1.1.2 for the non-delivery by Pirelli of Equipment pursuant to a Purchase Order, Purchaser shall have the right to purchase such Equipment from a third party without regard to the provisions of Section
                             2.2 for the period during which such breach shall remain uncured.

                   13.1.3. If Equipment is delivered by Pirelli within the required time for delivery hereunder (without reference to the cure periods contained in Section 13.1.1) for less than 96% of the deliveries during any six (6) month period, Pirelli and Purchaser shall meet to discuss the problem and ways to improve delivery. If Equipment is delivered by Pirelli within the required time for delivery hereunder (without reference to the cure periods contained in Section 13.1.1) for less than 92% of the deliveries during any six (6) month period, Purchaser may terminate this Agreement under this
                             Section 13.1.

         13.2. Survival of Rights and Obligations. Termination of this Agreement shall not prejudice any rights of either party hereto against the other which may have accrued up to the date of termination. In addition, all covenants respecting indemnification, confidentiality, termination and continuing liability for amounts payable hereunder shall survive the termination of this Agreement as expressly set forth elsewhere herein.

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         13.3.     Continued Entitlement to Payment. In the event this Agreement expires or is terminated by either party hereto, Pirelli shall be entitled to payment for Equipment delivered by Pirelli up to the date of termination or expiration. If this Agreement is terminated by Purchaser, Pirelli shall be also entitled to payment for Equipment ordered by Purchaser, but not yet delivered on the date of termination. In all cases, Pirelli's entitlement to payment for such delivered, or ordered but not yet delivered, Equipment shall remain subject to the terms and conditions of this Agreement, which shall continue to apply to such Equipment. In the event and to the extent that at the time of termination or expiration of this Agreement, Pirelli shall have received payment in excess of the amount to which it is entitled under this Agreement, Pirelli shall refund to Purchaser, such excess within thirty
                   (30) days after the date of termination or expiration.

14. Title to Equipment. Pirelli covenants, represents and warrants that upon acceptance of Equipment by Purchaser, title to the Equipment shall vest in Purchaser, free and clear of all liens, claims and encumbrances of any kind, other than the purchase money security interest of Pirelli or any successors or assignees of such purchase money security interest and related receivable. Upon payment in full for the Equipment, title to the Equipment shall be free and clear of all liens, claims and encumbrances of any kind including any purchase money security interest of Pirelli or any successors or assignees of such purchase money security interest and related receivable.

15. Notices. Unless stated otherwise herein, all notices required by or relating to this Agreement shall be in writing and shall be sent to the parties to this Agreement at their addresses set forth below unless changed from time to time by notice complying with this Section 15. All such notices shall be hand-carried, or sent by certified or registered mail return receipt requested and postage prepaid, or sent by facsimile, or delivered by courier, directed to the other party at address set forth below, as changed from time to time in accordance with the provisions of this section:

              If to Pirelli:    Pirelli Cables and Systems LLC
                                700 Industrial Drive
                                Lexington, SC 29072
                                Attention:  Sr. Vice President & General Manager
                                Facsimile Number:  (803) 951-4898

              If to Purchaser:  DIGITAL TELEPORT, INC.
                                11111 Dorsett Rd.
                                St. Louis, MO 63043
                                Attention:   Mr. Richard Weinstein
                                Facsimile:  (314) 253-6699


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

              with a copy to:   DIGITAL TELEPORT, INC.
                                11111 Dorsett Rd.
                                St. Louis, MO 63043
                                Attention: Vice President-Legal
                                Facsimile:  (314) 253-6699

         All such notices shall be deemed to have been given at the time of actual receipt thereof. Facsimile notices shall be deemed received at the time of an electronic confirmation of successful transmission.

16.      General Terms.

         16.1. Binding and Benefit. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and permitted assigns.

         16.2. Amendments, etc. No waiver, alteration, modification or cancellation of any of the provisions of this Agreement shall be binding unless made in writing and signed by all parties.

         16.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Missouri.

         16.4. No Waiver. The delay or failure of either party at any time or times to require performance of any provision hereof shall in no manner affect or constitute a waiver of such party's right at a later time to enforce such provision. No delay or failure of either party in exercising any right hereunder shall constitute a waiver of such right or any other rights hereunder.

         16.5. Limitation on Actions. No action, regardless of form, arising out of this Agreement may be brought: (i) for warranty claims more than one year after such party has actual knowledge of the cause of action but no later than one (1) year after the warranty period has expired, or (ii) for all other claims more than one (1) year after the cause of the action has accrued.

         16.6. Severability. In the event that one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions contained in this Agreement.

         16.7. Headings. The headings used throughout this Agreement are solely for convenience of reference and are not to be used as an aid in the interpretation of this Agreement.



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

         16.8. Complete Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral and written agreements and understandings relating thereto. No representation, condition, understanding, statement of intent or agreement of any kind, oral or written, shall be binding upon the parties unless set forth or specifically incorporated herein.

         16.9. Remedies Cumulative. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available at law or in equity.

17. Filings. Pirelli may, at its option and expense, file with the proper authorities, whatever financing statements, other security agreements, or other such documents as may be necessary under the Uniform Commercial Code (UCC) and applicable state law, including but not limited to, UCC Section 9-312(3) regarding purchase money security interest to perfect and secure its or its assignee's interest in the Equipment and any payments for the Equipment by Purchaser prior to payment by Purchaser to Pirelli, and Purchaser agrees to cooperate fully with any such filings and take whatever reasonable actions are necessary to protect such interest, including but not limited to any required financial statements, filings or other such documents. Pirelli will promptly remove any such lien or evidence of security interest upon payment by Purchaser to Pirelli for such Equipment.

IN WITNESS WHEREOF, the parties have executed and delivered the within Agreement as of the date first written above.


PIRELLI CABLES AND SYSTEMS LLC                   DIGITAL TELEPORT, INC.



By: /s/ Walter Alessandrini                      By: /s/ Richard D. Weinstein
   ----------------------------                     ----------------------------

     (Authorized Signature)                           (Authorized Signature)

Name:                                            Name:
     --------------------------                       --------------------------
Title:                                           Title:
     --------------------------                       --------------------------

Date:                                            Date:
     --------------------------                       --------------------------



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


                                  SCHEDULE "A"


                                   COMPOSITE
                          SINGLE ARMOR/SINGLE JACKET
                              KLEENCORE(TM) CABLE
                        Mixed Fiber, Loose Tube Cable,
                 Dielectric CSM, Single Armor, 1 MDPE Jacket,
        Water Swellable Material, Tensile 600#, Outer Strength Members,
         Containing Singlemode Fibers @ .40/.30 dB/Km @ 1310/1550 nm
                and Lambda Shifted Fibers @ .25 dB/Km @ 1550 nm



                                                         PURCHASE VOLUME DISCOUNTS BASED ON FKM
                                                  50,000 to  150,000 to
Fiber Count         Product #      Unit Price     149,999     249,999        250,000 to      > 400,000
                                    per foot         FKM       FKM           399,999 FKM        FKM

72 (48S - 24L)  0072XXS1LAKEAJA       ***            ***       ***               ***            ***
96 (48S - 48L)  0096XXS1LAKEAJA       ***            ***       ***               ***            ***



                           SINGLE ARMOR/SINGLE JACKET
                              KLEENCORE(TM) CABLE
                  Singlemode Fiber, Loose Tube, Dielectric CSM
             Single Armor, 1 MDPE Jacket, Water Swellable Material
                      Outer Strength Members, 600# Tensile
                         < .40/.30 dB/Km at 1310/1550nm
                         -

                                                         PURCHASE VOLUME DISCOUNTS BASED ON FKM
                                                  50,000 to  150,000 to
Fiber Count         Product #      Unit Price     149,999     249,999        250,000 to      > 400,000
                                    per foot         FKM       FKM           399,999 FKM        FKM
     6          0006SCS1LAKEAJA       ***            ***       ***               ***            ***
     8          0008SCS1LAKEAJA       ***            ***       ***               ***            ***
    12          0012SCS1LAKEAJA       ***            ***       ***               ***            ***
    18          0018SCS1LAKEAJA       ***            ***       ***               ***            ***
    24          0024SCS1LAKEAJA       ***            ***       ***               ***            ***
    30          0030SCS1LAKEAJA       ***            ***       ***               ***            ***
    36          0036SCS1LAKEAJA       ***            ***       ***               ***            ***
    48          0048SCS1LAKEAJA       ***            ***       ***               ***            ***
    54          0054SCS1LAKEAJA       ***            ***       ***               ***            ***
    60          0060SCS1LAKEAJA       ***            ***       ***               ***            ***
    72          0072SCS1LAKEAJA       ***            ***       ***               ***            ***
    84          0084SCS1LAKEAJA       ***            ***       ***               ***            ***
    96          0096SCS1LAKEAJA       ***            ***       ***               ***            ***
    108         0108SCS1LAKEAJA       ***            ***       ***               ***            ***
    120         0120SCS1LAKEAJA       ***            ***       ***               ***            ***
    132         0132SCS1LAKEAJA       ***            ***       ***               ***            ***
    144         0144SCS1LAKEAJA       ***            ***       ***               ***            ***
    156         0156SCS1LAKEAJA       ***            ***       ***               ***            ***
    168         0168SCS1LAKEAJA       ***            ***       ***               ***            ***
    180         0180SCS1LAKEAJA       ***            ***       ***               ***            ***
    192         0192SCS1LAKEAJA       ***            ***       ***               ***            ***
    204         0204SCS1LAKEAJA       ***            ***       ***               ***            ***
    216         0216SCS1LAKEAJA       ***            ***       ***               ***            ***

                                   11





         PROPRIETARY - FOR THE USE OF DIGITAL TELEPORT AND PIRELLI ONLY



Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  SCHEDULE "B"

                                       TO

                  AGREEMENT FOR PURCHASE AND SALE OF EQUIPMENT

                                     BETWEEN

                         PIRELLI CABLES AND SYSTEMS LLC

                                       AND

                             DIGITAL TELEPORT, INC.



                            TECHNICAL SPECIFICATIONS



Fiber optic cable supplied under this Agreement shall be in compliance with Pirelli Specification, PS-3000, Issue 3, September 1, 1995 which reflects current industry standard specification for cable with loose buffer tube, all dielectric, 600 lb. tensile strength.

The optical fiber supplied under this Agreement shall be as indicated in the Corning Fiber Datasheets attached hereto:

PI1036          Corning(R) SMF-28(TM) CPC6
PI1050          Corning(R) SMF-LS(TM) CPC6
PI1107          Corning(R) LEAF(TM) CPC6
PI360           Corning(R) 62.5/125 CPC6

Specific attenuation values shall be supplied at time of order.


                                       12


         PROPRIETARY - FOR THE USE OF DIGITAL TELEPORT AND PIRELLI ONLY



Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  SCHEDULE "C"

                         PIRELLI CABLES AND SYSTEMS LLC

                          RETURNABLE STEEL REEL POLICY



1. All Pirelli reels are painted orange and bear a unique serial number for ease of identification and tracking.

2. Pirelli's steel reel sizes are listed in the attached reel chart. It is our objective to primarily supply the "Pirelli Standard" sizes only, limiting the total number of reel sizes to six. NOTE: Pirelli standard reels are built to NEMA specifications and appended to match the existing wooden reel sizes presently supplied.

3. Pirelli will not assess any charge for reels for a period of 270 days after shipment. If the reel has not been returned after 270 days, Pirelli will bill the customer in accordance with the schedule below. If the customer returns the reel within 365 days of the original ship date, eighty percent of the billing amount shall be credited to the customer. All reels shall be returned empty of excess cable. Refurbishment costs for reels requiring significant repair shall be billed to the customer.

         PIRELLI STEEL REEL SIZE    PIRELLI COST         *% OF COST

             36" To 48" Reel          $ *                  $ *
             54" To 66" Reel          $ *                  $ *
             72" To 78" Reel          $ *                  $ *
             84" To 96" Reel          $ *                  $ *

4. The return freight charges from collection center to Pirelli and/or Pirelli agent shall be the responsibility of the Pirelli. The customer should contact the supplier's representative with information regarding the reel shipment (e.g., routing, carrier, number of reels, expected arrival date, etc).

5. Emergency Service Proviso: Ability to ship on non-returnable wooden reels, with prior notification, in the event steel reels are not available for service interval required by customer.



                                       13


         PROPRIETARY - FOR THE USE OF DIGITAL TELEPORT AND PIRELLI ONLY



Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  SCHEDULE "D"

                                     ( NDA)




                                       14

         PROPRIETARY - FOR THE USE OF DIGITAL TELEPORT AND PIRELLI ONLY



Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                          CONFIDENTIALITY AGREEMENT

     THIS AGREEMENT is made this 24th day of June, 1998, by and between Pirelli Cables and Systems LLC, a Delaware limited liability company, and Digital Teleport, Inc., a Missouri corporation. "Disclosing Party" is defined as the party hereto disclosing confidential information to the other party in connection with the potential transaction between the parties hereto, and the "Recipient" is defined as the party hereto receiving the confidential information from such Disclosing Party in connection with the potential transaction between the parties hereto.


                                   RECITALS

     A. Each Disclosing Party possesses certain confidential and proprietary information as described below (the "Proprietary Information"), which derives independent economic value, actual or potential, to Disclosing Party from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use.

     B. In connection with a possible purchasing relationship between Recipient and Disclosing Party, Disclosing Party is willing to provide certain of its Proprietary Information to the Recipient. It is a condition to the Disclosing Party providing such Proprietary Information to the Recipient, that the Recipient enter into this Agreement.

            NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1.  "PROPRIETARY INFORMATION" DEFINED

            (a) For purposes of this Agreement, the term "Proprietary Information" shall mean all information and materials disclosed to the Recipient by the Disclosing Party or any other information that the Disclosing Party treats or maintains as confidential, proprietary, restricted or otherwise as not to be disclosed generally, whether received by the Recipient prior or subsequent to the signing of this Agreement. Proprietary Information includes, but is not limited to, the fact of a possible transaction between the Recipient and the Disclosing Party and any and all information and materials concerning the Disclosing Party's current, future or proposed products and services, including without limitation any and all information and materials relating to the Disclosing Party's business, including, without limitation, financial, accounting, statistical and numerical information, contracts with customers and vendors, technical specifications, plans for business development, organizational data, and marketing plans and strategies, sales data, unpublished promotional material, cost and pricing information, and customer lists, in whatever form, manner or medium recorded (if recorded), including any and all copies thereof.








Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         as have been or may be provided to the Recipient by or on behalf of the Disclosing Party, any of its affiliates, officers, directors, shareholders, employees, agents or representatives or from any other source.

              (b) All information or materials disclosed to the Recipient by the Disclosing Party shall be considered Proprietary Information hereunder unless the Recipient shall be able to establish that such information and/or materials (a) were known to the public at the time of disclosure to the Recipient; (b) became known to the public after disclosure to the Recipient through no fault of the Recipient or its affiliates, officers, directors, shareholders, employees, agents or representatives; (c) were rightfully in the Recipient's possession prior to disclosure to the Recipient; (d) were rightfully acquired by the Recipient from a third party who was lawfully in possession of the information and was under no obligation to the Disclosing Party or any other party to maintain the confidentiality thereof; (e) were independently developed by the Recipient without the benefit or use of any Proprietary Information; or (f) are required to be disclosed by the Recipient by regulation or court order; if an event described in
         (f) arises, then the Recipient agrees to use reasonable efforts to provide the Disclosing Party with written notice of such potential disclosure, prevent such disclosure, and provide the Disclosing Party with a reasonable opportunity to secure the confidential protection thereof.

Section 2.     OBLIGATION OF CONFIDENTIALITY

              (a)     Recipient shall initially disclose Proprietary
         Information only to those directors, officers, employees, agents, attorneys, accountants, advisors, affiliates, and other representatives (collectively, the "Representatives") set forth on Schedule A hereto, which may be amended by the parties from time to time in writing upon mutual agreement. Nothing in this Section 4 shall supercede the additional obligations with respect to the disclosure of Proprietary Information to Representatives set forth in Section 3 hereof. At such time as Disclosing Party shall agree in a writing which specifically references this Agreement. Recipient may issue a press release, in a form specifically approved by Disclosing Party, regarding such portions of the Proprietary Information specified in such writing.

              (b) All Proprietary Information (including all copies thereof) shall remain the exclusive property of the Disclosing Party, and shall be returned to the Disclosing Party on the earlier of
         (i) written demand therefor sent by the Disclosing Party to the Recipient; or (ii) after Recipient's need for it, consistent with the performance, or termination of discussions regarding, of the potential transaction between the parties, has expired.

              (c) Recipient hereby acknowledges that all Proprietary Information is



                                      2


Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

        considered confidential by, and is considered exclusively proprietary to and a valuable trade secret of the Disclosing Party, and derives independent economic value, actual or potential, to the Disclosing
        Party from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use. As between Recipient and the Disclosing Party, all proprietary rights (including but not limited to copyrights and trade secrets) in and to the Proprietary Information shall remain the property of the Disclosing Party.

Section 3.  INJUNCTION

        The Recipient hereby acknowledges and agrees that any Proprietary Information disclosed to the Recipient is considered by the Disclosing Party to be of a special, unique and proprietary character, and that any breach or threatened breach of any provision of this Agreement may cause the Disclosing Party irreparable harm for which monetary damages may be inadequate. The Recipient agrees, therefore, on behalf of itself and its affiliates, officers, directors, shareholders, employees, agents and representatives that the Disclosing Party shall be entitled to injunctive relief to prevent or restrain any such breach or any threatened or continued breach of this Agreement, or any part hereof, and to secure the enforcement of this Agreement. Such injunctive relief shall be in addition to and without limitation of all other remedies at law or in equity available to the Disclosing Party.

Section 4.  NO RIGHTS GRANTED

        The Recipient understands and agrees that this Agreement does not constitute a grant by the Disclosing Party or an intention or commitment on the part of the Disclosing Party to enter into any transaction or to grant any right, title or interest in the Proprietary Information to the Recipient, or any affiliate, officer, director, shareholder, employee, agent or representative thereof.

Section 5.  NO AGENCY

        This Agreement does not create any agency, partnership or joint venture relationship between the parties.

Section 6.  NO WAIVER

        No waiver by any party of any right or of a breach of any provision of this Agreement shall constitute a waiver of any other right or breach of any other provision, nor shall it be deemed to be a general waiver of such provision by such party or to sanction any subsequent breach thereof by any other party.



                                      3


Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Section 7.  NO OBLIGATION TO PROVIDE PROPRIETARY INFORMATION

     Nothing in this Agreement shall be construed to require the Disclosing Party to provide, or to entitle Recipient to obtain, any Proprietary Information.

Section 8.  ENTIRE AGREEMENT

     This Agreement sets forth the entire agreement among the parties as to the subject matter hereof, and none of the terms of this Agreement shall be amended or modified except in writing signed by the parties.

Section 9.  SEVERABILITY

     If any provision or provisions of the Agreement shall be found to be illegal or unenforceable for any reason, such provision or provisions shall be modified or deleted in such a manner to make this Agreement enforceable, and the balance of the Agreement shall be construed as severable, independent, and separately enforceable.

Section 10. GOVERNING LAW

     This Agreement shall be governed by and construed under the laws of the State of Missouri, without giving effect to the principles thereof regarding the choice of law or conflicts of laws.

Section 11. SUCCESSORS AND ASSIGNS

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

Section 12. TERM

     This Confidentiality Agreement shall terminate on the earlier of (a) thirty-six (36) months from the earlier of the date of this Agreement, or (b) at such earlier time as both parties may mutually agree upon.




                                      4



Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       PIRELLI CABLES AND SYSTEMS LLC

                                       By:/s/ Dennis G. Vaughn, III
                                          -------------------------------------

                                       Name: Dennis G. Vaughn, III
                                            -----------------------------------

                                       Title: Vice President, Sales & Marketing
                                             ----------------------------------

                                       DIGITAL TELEPORT, INC.

                                       By: /s/ Richard D. Weinstein
                                          -------------------------------------

                                       Name: Richard D. Weinstein

                                       Title: President and Chief Executive
                                              Officer



                                      5


Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  SCHEDULE A

      PIRELLI CABLES NORTH AMERICA AUTHORIZED RECIPIENT REPRESENTATIVES

Peter McGuire
Susan Hamlin
Dennis Vaughn III
Ray Robinson
Walter Alessendrini
Glen Hesir
Jim Brown
Bryan Hall
Charlie Carson
Jon Henson
Holly Bennett
Meredith Moody
John Bournazous
Sebastiano Caruso

         DIGITAL TELEPORT, INC. AUTHORIZED RECIPIENT REPRESENTATIVES

Richard D. Weinstein
H.P. Scott
James V. O'Donnell
Daniel A. Davis
Jerry Murphy
J. Mark Klamer


                                      6



Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  SCHEDULE E


                           PIRELLI CABLES & SYSTEMS
                        DIGITAL TELEPORT INC. PRICING




                                FIRSTLINK(TM)
                         Singlemode Fiber, Loose Tube
          Dielectric CSM, Indoor/Outdoor Riser Rated - FirstLink(TM)
              1 PVC Jacket, Outer Strength Members, 600# Tensile
                         Water Blocked, Meets UL 1666
                        <.40/.30 dB/Km at 1310/1550nm
                        -
     FIBER COUNT                     PRODUCT #                  PRICE/FT
     -----------                 ---------------                --------
         12                      0012SCS1LAKERJA                $ ***
         24                      0024SCS1LAKERJA                $ ***
         36                      0036SCS1LAKERJA                $ ***
         48                      0048SCS1LAKERJA                $ ***
         60                      0060SCS1LAKERJA                $ ***
         72                      0072SCS1LAKERJA                $ ***
         96                      0096SCS1LAKERJA                $ ***
         144                     0144SCS1LAKERJA                $ ***



                          RISER RATED PREMISE CABLE
                 Singlemode Fiber, 900 micron Tight Buffered
           1 yellow PVC Jacket, Outer Strength Members, Riser Rated
                         <.7/.7 dB/Km at 1310/1550nm
                         -
     FIBER COUNT                     PRODUCT #                  PRICE/FT
     -----------                 ---------------                --------
          6                      0006SEXXTATNRNR                $ ***
         12                      0012SEXXTATNRNR                $ ***




                        RISER RATED DISTRIBUTION CABLE
                 Singlemode Fiber, 900 micron Tight Buffered
              1 Yellow PVC Jacket, Dielectric CSM, Tensile 300#,
                    Riser Rated .7/.7 dB/Km at 1310/1550nm

     FIBER COUNT                     PRODUCT #                  PRICE/FT
     -----------                 ---------------                --------
         24                      0024SESXTATERNP                $ ***
         36                      0036SESXTATERNP                $ ***
         48                      0048SESXTATERNP                $ ***



               Minimum order quantity to manufacture is 3,280ft.






                                 CONFIDENTIAL
    FOR THE USE OF PIRELLI AND DIGITAL TELEPORT AUTHORIZED PERSONNEL ONLY.


Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                  SCHEDULE E

                           PIRELLI CABLES & SYSTEMS
                        DIGITAL TELEPORT INC. PRICING


                          PLENUM RATED PREMISE CABLE
                    Singlemode Fiber, 900um Tight Buffered
           1 yellow PVC Jacket, Outer Strength Members, Plenum Rated
                         <.7/.7 dB/Km at 1310/1550nm
                         -

FIBER COUNT                     PRODUCT #                       PRICE/FT.
-----------                  ---------------                    ---------
    6                        0006SEXXTATNPND                    $  ***
   12                        0012SEXXTATNPND                    $  ***



                          PLENUM RATED DISTRIBUTION CABLE
                 Singlemode Fiber, 900 micron Tight Buffered,
              1 Yellow PVC Jacket, Dielectric CSM, Tensile 150#,
                   Plenum Rated .7/.7 dB/Km at 1310/1550nm


FIBER COUNT                     PRODUCT #                       PRICE/FT.
-----------                  ---------------                    ---------
   24                        0024SESXTATEPNR                    $  ***
   36                        0036SESXTATEPNR                    $  ***
   48                        0048SESXTATEPNR                    $  ***


              Minimum order quantity to manufacture is 3,280ft.














                                 CONFIDENTIAL
    FOR THE USE OF PIRELLI AND DIGITAL TELEPORT AUTHORIZED PERSONNEL ONLY.



Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.